UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          October 22, 2009
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

Summary information of the Company dated October 22, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)
Date: October 22, 2009	By:	/s/F. Samuel Eberts III
F. Samuel Eberts III, Chief Legal Officer and Secretary

8-K Filed October 22, 2009

Introduction

This slide presentation contains forward-looking statements which are subject to change based on various important factors, including without limitation, competitive actions in the marketplace and adverse actions of governmental and other third-party payors.

Actual results could differ materially from those suggested by these forward-looking statements.  Further information on potential factors that could affect the Company’s financial results is included in the Company’s
Form 10-K for the year ended December 31, 2008, and subsequent SEC filings. The Company has no obligation to provide any updates to these forward-looking statements even if its expectations change.

Third Quarter Results
(In millions, except per share data)

2009

2008

+/(-)

Revenue

1,185.1

$

1,135.1

$

4.4%

Adjusted Operating Income

(1)

237.6

$

219.9

$

8.0%

Operating Income Margin

(1)

20.0%

19.4%

60

bp

Adjusted EPS

(1)

1.22

$

1.10

$

10.9%

Operating Cash Flow

246.4

$

194.4

$

26.7%

Less: Capital Expenditures

(22.7)

$

(41.5)

$

-45.3%

Free Cash Flow

223.7

$

152.9

$

46.3%

(1) See Reconciliation of non-GAAP Financial Measures (included herein)

Three Months Ended Sept 30,

$ Millions
$1,000
$800
$600
$400
$200
$-
$538
$443
$574
$481
$632
$516
$710
$567
$781
$624
$853
$740
2004
2005
2006
2007
2008
TTM
Operating Cash Flow
Free Cash Flow

LabCorp
Laboratory Corporation of America

Cash Flow Trends

10% OCF CAGR

2004-2008

Client, 27.2%
Patient, 7.7%
Medicare and Medicaid, 20.2%
Managed Care Capitated, 3.8%
Managed Care Fee for Service, 41.1%

Revenue by Payer- US
2009 YTD

All Genomic, 15.5%
Other Esoteric, 13.5%
Histology, 6.6%
Core, 64.4%

LabCorp
Laboratory Corporation of America

Revenue by Business Area - US
2009 YTD

Revenue by Payer
(in millions, except PPA)

YTD Q3-2007

YTD Q3-2008

YTD Q3-2009

Revenue

Revenue

Revenue

$'s

%

Accns

PPA

$'s

%

Accns

PPA

$'s

%

Accns

PPA

Client

800.8

$

26%

25.701

31.16

$

895.7

$

28%

26.844

33.37

$

911.6

$

27%

26.641

34.22

$

Patient

283.8

9%

1.787

158.83

$

280.1

9%

1.708

164.00

$

256.8

8%

1.596

160.91

$

Third Party

(Medicare/Medicaid)

558.7

18%

13.816

40.44

$

602.0

19%

14.220

42.33

$

677.9

20%

14.960

45.31

$

Managed Care:

- Capitated

127.8

4%

11.463

11.15

$

135.5

4%

11.409

11.88

$

127.4

4%

11.269

11.30

$

- Fee for service

1,291.3

42%

28.169

45.84

$

1,282.4

40%

28.352

45.23

$

1,375.4

41%

29.225

47.06

$

  Total Managed Care

1,419.1

46%

39.632

35.81

$

1,417.9

44%

39.761

35.66

$

1,502.8

45%

40.494

37.11

$

LabCorp Total - US

3,062.5

$

100%

80.936

37.84

$

3,195.6

$

100%

82.533

38.72

$

3,349.1

$

100%

83.691

40.02

$

LabCorp Total - Canada

-

$

-

-

-

190.4

$

5.957

31.97

$

180.5

$

6.855

26.33

$

  LabCorp Total

3,062.5

$

80.936

37.84

$

3,386.1

$

88.490

38.26

$

3,529.7

$

90.546

38.98

$

Revenue by Business Area
(in millions, except PPA)

YTD Q3-2007

YTD Q3-2008

YTD Q3-2009

Revenue

Revenue

Revenue

$'s

%

Accns

PPA

$'s

%

Accns

PPA

$'s

%

Accns

PPA

All Genomic

471.4

$

15%

6.382

73.87

$

486.7

$

15%

6.539

74.43

$

516.8

$

15%

6.812

75.87

$

Other Esoteric

332.7

11%

8.118

40.98

378.6

12%

9.086

41.67

452.8

14%

10.607

42.69

Histology

244.8

8%

2.013

121.64

241.9

8%

1.921

125.94

221.5

7%

1.823

121.49

  All Genomic / Esoteric

1,049.0

34%

16.513

63.52

1,107.1

35%

17.545

63.10

1,191.1

36%

19.242

61.90

Core

2,013.5

66%

64.423

31.25

2,088.5

65%

64.987

32.14

2,158.0

64%

64.449

33.48

LabCorp Total - US

3,062.5

$

100%

80.936

37.84

$

3,195.6

$

100%

82.533

38.72

$

3,349.1

$

100%

83.691

40.02

$

LabCorp Total - Canada

-

$

-

-

-

190.4

$

5.957

31.97

$

180.5

$

6.855

26.33

$

  LabCorp Total

3,062.5

$

100%

80.936

37.84

$

3,386.1

$

88.490

38.26

$

3,529.7

$

90.546

38.98

$

•
•
•
•

LabCorp
Laboratory Corporation of America

Financial Guidance - 2009

Excluding the impact of restructuring and other special charges and share repurchase activity after September 30, 2009,

guidance for 2009 is:

  Revenue growth:

Approximately 4%

  Adjusted EPS (1):

$4.84 to $4.89

  Operating cash flow of approximately(2):

$825 Million

  Capital expenditures of approximately:

$115 Million

          (1) Excludes restructuring and other special charges, but includes the impact from the operations of Monogram
        Biosciences, which is expected to be approximately eight cents dilutive in 2009.

       (2) Operating cash flow guidance excludes any transition payments to UnitedHealthcare and includes a $54.8 million reduction due to required contributions to the Company’s defined benefit retirement plan.

Supplemental Financial
Information

YTD

Q1 09

Q2 09

Q3 09

2009

Depreciation

$31.8

$32.9

$33.1

$97.8

Amortization

$15.1

$15.2

$15.9

$46.2

Capital expenditures

$30.7

$23.7

$22.7

$77.1

Cash flows from operations

$208.9

$182.4

$246.4

$637.7

Bad debt as a percentage of sales

5.3%

5.3%

5.3%

5.3%

Effective interest rates on debt:

  Zero-coupon subordinated notes

2.00%

2.00%

2.00%

2.00%

  5 1/2% Senior Notes

5.38%

5.38%

5.38%

5.38%

  5 5/8% Senior Notes

5.75%

5.75%

5.75%

5.75%

  Term loan

3.67%

3.67%

3.67%

3.67%

  Revolving credit facility (weighted average)

0.97%

0.76%

0.70%

0.70%

Days sales outstanding

52

50

48

48

UnitedHeathcare transition payments - Billed

$5.5

$12.4

$6.8

$24.7

UnitedHeathcare transition payments - Paid

$5.5

$10.5

$5.9

$21.9

Laboratory Corporation of America

Other Financial Information

($ in million's)

September 30, 2009

Reconciliation of non-GAAP

Financial Measures

2009

2008

Adjusted Operating Income

Operating income

$234.9

$202.2

Restructuring and other special charges (1)

$2.7

$17.7

Adjusted operating income

$237.6

$219.9

Adjusted EPS

Diluted earnings per common share

$1.21

$1.00

Impact of restructuring and other special charges (2)

0.01

0.10

Adjusted EPS

$1.22

$1.10

      2008:  $11.2 million divided by 112.0 million shares.

Three Months Ended Sept 30,

(1) 2009 includes $2.7 million ($1.6 million, net of tax) of fees and expenses associated with the acquisition of Monogram Biosciences.  2008 includes net restructuring charges of $17.7 million ($11.2 million, net of tax) primarily related to the Company's general and administrative workforce.

Reconciliation of non-GAAP Financial Measures

(In millions, except per share data)

(2) 2009:  $1.6 million divided by 108.8 million shares.